                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                         ___________________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           April 1, 1999
                                                  ------------------------------

                            Standard Pacific Corp.
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              (Exact name of registrant as specified in charter)

         Delaware                    1-4785               86-0077724
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(State or other jurisdiction (Commission file number)   (IRS employer
    of incorporation)                                 identification no.)


1565 West MacArthur Blvd., Costa Mesa, California          92626
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(Address of principal executive offices)                   (Zip code)

Registrant's telephone number, including area code  (714) 668-4300
                                                   -----------------------------

                                Not applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     In September, 1998, Standard Pacific Corp. (the "Company") filed, pursuant to Rule 415 under the Securities Act of 1933 (the "Act"), a registration statement on Form S-3 (File No. 333-64719), which was declared effective (as amended by Post-Effective Amendment No. 1) on October 23, 1998. On April 14, 1999, the Company filed a Prospectus Supplement, dated April 13, 1999, and accompanying Prospectus, dated October 23, 1998, relating to the offering of $100,000,000 principal amount of the Company's 8 1/2% Senior Notes due 2009 (the "Notes"). In this connection, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits."


Item 7.      Exhibits.

       (c)   Exhibits:

       The following exhibits are filed with this report on Form 8-K:


Exhibit No.                     Description
-----------                     -----------
1.1 Underwriting Agreement, dated April 13, 1999, by and among the Company and the underwriters listed on the first page thereof with respect to the issuance and sale of the Notes.

4.1 Indenture, dated as of April 1, 1999, by and between the Company and The First National Bank of Chicago, as Trustee.

4.2 First Supplemental Indenture, dated as of April 13, 1999, by and between the Company and The First National Bank of Chicago, as Trustee, with Form of Note attached.

5.1 Opinion Letter of Gibson, Dunn & Crutcher LLP regarding the validity of the Notes.

12.1       Statement re Computation of Ratio of Earnings to Fixed Charges.

23.1       Consent of Gibson Dunn & Crutcher (included as part of Exhibit
           5.1).

25.1       Statement of Eligibility of Trustee.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 15, 1999

                                       STANDARD PACIFIC CORP.

                                       By: /s/ Clay A. Halvorsen
                                          ------------------------------
                                          Clay A. Halvorsen
                                          Vice President, General Counsel
                                             and Secretary


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EXHIBIT INDEX
-------------



 Exhibit No.                        Description
------------                        -----------

1.1 Underwriting Agreement, dated April 13, 1999, by and among the Company and the underwriters listed on the first page thereof with respect to the issuance and sale of the Notes.

4.1 Indenture, dated as of April 1, 1999, by and between the Company and The First National Bank of Chicago, as Trustee.

4.2 First Supplemental Indenture, dated as of April 13, 1999, by and between the Company and The First National Bank of Chicago, as Trustee, with Form of Note attached.

5.1 Opinion Letter of Gibson, Dunn & Crutcher LLP regarding the validity of the Notes.

12.1         Statement re Computation of Ratio of Earnings to Fixed Charges.

23.1         Consent of Gibson Dunn & Crutcher (included as part of Exhibit
             5.1).

25.1         Statement of Eligibility of Trustee.


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